UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2020

NOBLE ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way Houston, Texas	77070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NBL	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 2, 2020, Noble Energy, Inc. (“Noble Energy” or the “Company”) held a virtual special meeting of the Company’s stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on and approved (a) a proposal (the “Merger Proposal”) to adopt the Agreement and Plan of Merger, dated as of July 20, 2020 (the “Merger Agreement”), by and among Chevron Corporation (“Chevron”), Chelsea Merger Sub Inc., a direct, wholly-owned subsidiary of Chevron, and the Company, and (b) a proposal (the “Merger-Related Compensation Proposal”) to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement. Prior to the Special Meeting, the Company delivered a definitive proxy statement/prospectus (the “Proxy Statement”) to its stockholders describing the Special Meeting, the Merger Proposal, the Merger-Related Compensation Proposal, the merger and related information. The Proxy Statement also contained a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes to adopt the Merger Agreement (the “Adjournment Proposal”). The Proxy Statement was filed with the U.S. Securities and Exchange Commission on August 26, 2020.

At the Special Meeting, the Merger Proposal was approved by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote on the proposal. The Merger-Related Compensation Proposal was approved, on an advisory basis, by the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal. The Adjournment Proposal was approved by the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal.

As of the close of business on August 21, 2020, the record date for the Special Meeting, there were 484,706,448 shares of the Company’s common stock, par value $0.01 per share, (“Company common stock”), outstanding and entitled to vote. 391,106,698 shares of Company common stock were represented at the Special Meeting by proxy or by attending the virtual meeting, representing approximately 80.7% of Company common stock outstanding as of the record date and entitled to vote at the Special Meeting, which constituted a quorum to conduct business at the meeting. Virtual attendance at the Special Meeting constituted presence in person for purposes of satisfying the quorum and vote requirements. The following are the final voting results on the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal, each of which is more fully described in the Proxy Statement.

Merger Proposal: The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Merger Proposal presented at the Special Meeting was:

Votes For	Votes Against	Abstentions	Broker Non-Votes
352,604,679	37,784,639	717.380	N/A

Merger-Related Compensation Proposal: The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Merger-Related Compensation Proposal presented at the Special Meeting was:

Votes For	Votes Against	Abstentions	Broker Non-Votes
278,037,674	111,989,898	1,079,126	N/A

Adjournment Proposal: The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Adjournment Proposal presented at the Special Meeting was:

Votes For	Votes Against	Abstentions	Broker Non-Votes
322,137,593	67,937,291	1,031,814	N/A

Item 7.01	Regulation FD Disclosure.

On October 2, 2020, Noble Energy issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

The information included in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1, is deemed to be “furnished” and shall not be “filed” for purposes of Section 18 of the Exchange Act.

Item 8.01	Other Events.

With the approval of the Merger Proposal, Noble Energy expects the closing of the merger to occur early in the fourth quarter of 2020, subject to the satisfaction or waiver of the remaining conditions to close.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the potential transaction, Chevron filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) containing a preliminary prospectus of Chevron that also constitutes a preliminary proxy statement of Noble Energy. The Form S-4 was declared effective on August 26, 2020, and the definitive proxy statement was mailed to stockholders of Noble Energy on the same date. This communication is not a substitute for the proxy statement/prospectus or registration statement or for any other document that Chevron or Noble Energy may file with the SEC and send to Noble Energy’s stockholders in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF CHEVRON AND NOBLE ENERGY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by Chevron or Noble Energy through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Chevron are available free of charge on Chevron’s website at http://www.chevron.com/investors and copies of the documents filed with the SEC by Noble Energy are available free of charge on Noble Energy’s website at http://investors.nblenergy.com.

Forward-Looking Statements and Cautionary Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between Chevron and Noble Energy, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the satisfaction of the conditions precedent to the potential transaction, and any other statements regarding Chevron’s and Noble Energy’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “may,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions. All such forward-looking statements are based on current expectations of Chevron’s and Noble Energy’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; the effects of disruption to Chevron’s or Noble Energy’s respective businesses; the effect of this communication on Chevron’s or Noble Energy’s stock prices; the effects of industry, market, economic, political or regulatory conditions outside of Chevron’s or Noble Energy’s control; transaction costs; Chevron’s ability to achieve the benefits from the proposed transaction, including the anticipated annual run-rate operating and other cost synergies and accretion to return on capital employed, free cash flow, and earnings per share; Chevron’s ability to promptly, efficiently and effectively integrate acquired operations into its own operations; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements are: changing crude oil and natural gas prices and demand for Chevron’s or Noble Energy’s products, and production curtailments due to market conditions; crude oil production quotas or other actions that might be imposed by the Organization of Petroleum Exporting Countries and other producing countries; public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics, and any related government policies and actions; changing economic, regulatory and political environments in the various countries in which the parties operate; general domestic and international economic and political conditions; changing refining, marketing and chemicals margins; Chevron’s ability to realize anticipated cost savings, expenditure reductions and efficiencies associated with enterprise transformation initiatives; actions of competitors or regulators; timing of exploration expenses; timing of crude oil liftings; the competitiveness of alternate-energy sources or product substitutes; technological developments; the results of operations and financial condition of the parties’ suppliers, vendors, partners and equity affiliates, particularly during extended periods of low prices for crude oil and natural gas during the COVID-19 pandemic; the inability or failure of joint-venture partners to fund their share of operations and development activities; the potential failure to achieve expected net production from existing and future crude oil and natural gas development projects; potential delays in the development, construction or start-up of planned projects; the potential disruption or interruption of operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond Chevron’s control; the potential liability for remedial actions or assessments under existing or future environmental regulations and litigation; significant operational, investment or product changes required by existing or future environmental statutes and regulations, including international agreements and national or regional legislation and regulatory measures to limit or reduce greenhouse gas emissions; the potential liability resulting from pending or future litigation; Chevron’s future acquisitions or dispositions of assets or shares or the delay or failure of such transactions to close based on required closing conditions; the potential for gains and losses from asset dispositions or impairments; government-mandated sales, divestitures, recapitalizations, industry-specific taxes, tariffs, sanctions, changes in fiscal terms or restrictions on scope of operations; foreign currency movements compared with the U.S. dollar; material reductions in corporate liquidity and access to debt markets; the receipt of required Board authorizations to pay future dividends; the effects of changed accounting rules under generally accepted accounting principles promulgated by rule-setting bodies; and Chevron’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Noble Energy assumes no obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Additional factors that could cause results to differ materially from those described above can be found in Noble Energy’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available on the Noble Energy’s website at http://investors.nblenergy.com/financial-information/sec-filings and on the SEC’s website at http://www.sec.gov, and in Chevron’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available on Chevron’s website at https://chevroncorp.gcs-web.com/financial-information/sec-filings and on the SEC’s website at http://www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release, dated October 2, 2020.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Noble Energy has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE ENERGY, INC.

Date: October 2, 2020
	By:	/s/ Kenneth M. Fisher
Kenneth M. Fisher
Executive Vice President, Chief Financial Officer

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